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                                                                   EXHIBIT 99.4


                         CONSENT OF ROBERT W. DALY

        The undersigned, Robert W. Daly, hereby consents to being named in the Registration Statement on Form S-4 of American Oncology Resources, Inc. (the "Company") and any preliminary prospectus or prospectuses to be filed in connection therewith as a person to be appointed a director of the Company.


                                        /s/ ROBERT W. DALY
                                        ---------------------------------------
                                        Robert W. Daly